UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 6, 2025

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K, filed on May 6, 2025, Sunoco LP, a Delaware limited partnership (the “Partnership” or “Sunoco”), SunocoCorp LLC, a Delaware limited liability company and wholly owned subsidiary of Sunoco (f/k/a NuStar GP Holdings, LLC) (“SunocoCorp”), 2709716 Alberta Ltd., an Alberta corporation and wholly owned subsidiary of SunocoCorp, and Parkland Corporation, an Alberta corporation (“Parkland”), entered into an Arrangement Agreement, dated as of May 4, 2025 (as amended to date, the “Arrangement Agreement”), pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, Sunoco will acquire all of the issued and outstanding common shares of Parkland (the “Parkland Acquisition”). Closing of the Parkland Acquisition is subject to customary conditions, including, among other things, regulatory and stock exchange listing approvals. No assurance can be given that the Parkland Acquisition will be completed on the timeline currently contemplated or at all.

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On October 3, 2025, the Partnership entered into that certain Amendment No. 4 to Third Amended and Restated Credit Agreement among the Partnership, as borrower, certain subsidiaries of the Partnership, as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent (the “Amendment”), which amends that certain Third Amended and Restated Credit Agreement, dated as of May 3, 2024, entered into by and among the Partnership, the lenders and letter of credit issuers from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and a letter of credit issuer (as previously amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 16, 2025, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 17, 2025, and that certain Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025, the “Credit Agreement”).

Pursuant to the Amendment, the Credit Agreement was amended to, among other things, (i) amend the maturity limitations on the incurrence of additional unsecured indebtedness by the Partnership and its subsidiaries to permit both (a) the new notes to be issued by the Partnership in connection with the Exchange Offers (as defined below) and (b) the guaranty by the Partnership of any PKI Notes (as defined below) that remain outstanding after giving effect to the settlement of the Exchange Offers and (ii) exclude any domestic subsidiaries that are “foreign subsidiary holding companies” or subsidiaries of “controlled foreign corporations” from an obligation to provide a guaranty under the Credit Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 relating to the Amendment under the heading “Amendment to Credit Agreement” is hereby incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On October 6, 2025, the Partnership commenced private offers to all Eligible Holders (as defined in the attached press release) to exchange (the “Exchange Offers”) any and all outstanding 3.875% Senior Notes due 2026, 5.875% Senior Notes due 2027, 6.000% Senior Notes due 2028, 4.375% Senior Notes due 2029, 4.500% Senior Notes due 2029, 4.625% Senior Notes due 2030 and 6.625% Senior Notes due 2032 (collectively, the “PKI Notes”) issued by Parkland, for new notes to be issued by the Partnership, together with cash, pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement for the Canadian dollar denominated PKI Notes, dated October 6, 2025, and a confidential exchange offer memorandum and consent solicitation statement for the U.S. dollar denominated PKI Notes, dated October 6, 2025 (each an “Exchange Offer Memorandum” and together, the “Exchange Offer Memoranda”).

Concurrently with the Exchange Offers, the Partnership is soliciting the consents (collectively, the “Consent Solicitations”) from the Eligible Holders to adopt certain proposed amendments to the indentures governing the PKI Notes (the “PKI Indentures” and each, a “PKI Indenture”) to, among other things, eliminate from each PKI Indenture, as it relates to each series of PKI Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the financial reporting covenant and (iv) the offer to purchase notes upon a “Change of Control” (collectively, the “Proposed Amendments”). The Proposed Amendments will become effective with respect to a particular series of PKI Notes to the extent (i) there is participation in the Exchange Offer by holders of the relevant series of PKI Notes of at least a majority in principal amount of such series and (ii) all tendered PKI Notes of such series are accepted for exchange in the related Exchange Offer. Eligible Holders of PKI Notes that tender such PKI Notes will be deemed to have given consent to the Proposed Amendments (in respect of the applicable series of PKI Notes tendered).

Eligible Holders will not be permitted to tender their PKI Notes without delivering consents or to deliver consents without tendering their PKI Notes. Tenders of PKI Notes may not be withdrawn after the earlier of (i) 5:00 p.m., New York City time, on the Early Participation Date (as defined below), and (ii) the date on which the applicable supplemental indenture to the corresponding PKI Indenture implementing the applicable Proposed Amendments is executed, unless extended (such date and time, as the same may be extended, the “Withdrawal Deadline”), except in the limited circumstances where additional withdrawal rights are required by law. A valid withdrawal of tendered PKI Notes will also constitute the revocation of the related consent with respect to the applicable PKI Indenture. As used herein, a “valid withdrawal” means valid withdrawal prior to the Withdrawal Deadline.

The Exchange Offers and the Consent Solicitations will expire at 5:00 p.m., New York City time, on November 4, 2025, unless extended or terminated (such time and date, as the same may be extended, the “Expiration Date”). However, Eligible Holders who validly tender and do not validly withdraw their PKI Notes at or prior to 5:00 p.m., New York City time, on October 20, 2025, unless extended or terminated (as the same may be extended, the “Early Participation Date”), will be eligible to receive greater consideration for their PKI Notes than will be available for tenders made after the Early Participation Date but at or prior to the Expiration Date, all as more fully described in the attached press release and in the respective Exchange Offer Memorandum.

The tendered PKI Notes that are accepted for exchange will not be cancelled in connection with the Exchange Offers, and such PKI Notes are expected to be held by the Partnership or another subsidiary of the Partnership on an intercompany basis. Such PKI Notes, like all PKI Notes that remain outstanding, will be governed by the relevant PKI Indenture as amended by the Proposed Amendments. Upon the closing of the Exchange Offers and for so long thereafter as the tendered U.S. dollar denominated PKI Notes are held by the Partnership or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Partnership shall be disregarded and deemed not to be outstanding in connection with any direction, waiver or consent pursuant to Section 11.6 of the applicable PKI Indenture.

The Exchange Offers and the Consent Solicitations are being made solely pursuant to the conditions set forth in the respective Exchange Offer Memorandum in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to certain conditions set forth in the applicable Exchange Offer Memorandum, although the Partnership may generally waive any such conditions at any time. Notwithstanding the foregoing, the Partnership may not waive or modify the condition that the Parkland Acquisition shall have been consummated.

Please carefully review the attached press release for further details regarding the Exchange Offers and the Consent Solicitations. A copy of the Partnership’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This announcement does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and the Consent Solicitations are being made solely pursuant to the Exchange Offer Memoranda and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco and Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory approvals, court approvals and approval of the listing of the common units of SunocoCorp on the New York Stock Exchange; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; the potential for modification or adjustment of the Arrangement Agreement; the parties’ ability to satisfy their respective conditions and consummate the transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the arrangement that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; and those risks described (i) under the heading “Risk Factors” in the management information circular and proxy statement with respect to the Parkland Acquisition, as filed on the System for Electronic Data Analysis and Retrieval + in Canada (SEDAR+) and available on Parkland’s website at http://www.parkland.ca, (ii) under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in Parkland’s current Annual Information Form dated March 5, 2025, and under the headings “Forward-Looking Information” and “Risk Factors” included in the Q4 2024 Management’s Discussion and Analysis dated March 5, 2025, in the Q1 2025 Management’s Discussion and Analysis dated May 5, 2025 and in the Q2 2025 Management’s Discussion and Analysis dated August 5, 2025, each as filed on the System for Electronic Data Analysis and Retrieval + in Canada (SEDAR+) and available on Parkland’s website at http://www.parkland.ca, (iii) in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2025, and (iv) in Item 1A of Sunoco’s Quarterly Reports on Form 10-Q, filed with the SEC on May 8, 2025 and August 7, 2025. Those disclosures are incorporated by reference in this Current Report on Form 8-K. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this Current Report on Form 8-K. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of October 3, 2025, by and among Sunoco LP, as borrower, certain subsidiaries of Sunoco LP, as guarantors, Bank of America N.A., as administrative agent and the lenders party thereto.

99.1	Press Release of Sunoco LP, dated October 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner

Date: October 6, 2025

	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer